LETTER OF INSTRUCTIONS
                   WITH RESPECT TO DELIVERY OF CONSENTS
                    IN CONNECTION WITH THE SOLICITATION
         [TO BE USED IF YOU WISH US TO (1) CONSENT ON YOUR BEHALF
           OR TO EXECUTE AND DELIVER TO YOU A PROXY SO THAT YOU
                          MAY DELIVER A CONSENT]



To:  --------------------------------------------
     [Fill in name of custodian holding securities]


            The undersigned acknowledge(s) receipt of your letter and the enclosed Consent Solicitation Statement/Prospectus dated _____________, 1996 (the "Solicitation Statement") and the Consent form in connection with the solicitation by Outlet Broadcasting, Inc. ("Outlet") of Consents to the Proposed Amendment (as defined in the Solicitation Statement) of the Indenture governing the 10-7/8% Senior Notes, due 2003 (the "Notes") of Outlet.

            [CHECK ONE BOX]


/ /         AUTHORIZATION TO CONSENT - This will instruct you to deliver a
Consent (as defined in the Solicitation Statement) with respect to the entire principal amount of Notes held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Solicitation Statement.

            [PLEASE COMPLETE THE FOLLOWING TABLE]

                    Principal amount
                   of Notes owned      $
                   by account


/ / REQUEST FOR PROXY - This will instruct you to execute and deliver to the undersigned a proxy with respect to the entire principal amount of Notes held by you for the account of the undersigned in the form set forth on the Consent form so that the undersigned may deliver a Consent.

____________________________      _______________________________
SIGNATURE                         Name and Title (Please Print)

Dated:_________________1996       ________________________________
                                  Address
                                  ________________________________
                                  Zip Code


                                  CONSENT
                       TO: OUTLET BROADCASTING, INC.
                  c/o National Broadcasting Company, Inc.
                           30 Rockefeller Plaza
                            New York, NY  10112
                        Attention:  Robert Finnerty

                                    or

                        Call Collect (212) 664-4411
                            Fax (212) 664-5233

THIS SOLICITATION IS MADE BY OUTLET BROADCASTING, INC. ("OUTLET"). THE SOLICITATION IS MADE ONLY TO HOLDERS OF THE 10-7/8% SENIOR NOTES, DUE 2003 (THE "NOTES") OF OUTLET AS MORE FULLY DESCRIBED IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT/PROSPECTUS DATED _________, 1996 (THE "SOLICITATION STATEMENT"). THE TERM "HOLDER" AS USED HEREIN SHALL MEAN (I) ANY PERSON IN WHOSE NAME NOTES ARE REGISTERED, ON _________, 1996 (THE " " "RECORD DATE"), IN THE REGISTER MAINTAINED BY BANKERS TRUST COMPANY, AS TRUSTEE AND REGISTRAR UNDER THE INDENTURE (THE "TRUSTEE"), (II) A BENEFICIAL OWNER WHO HAS ARRANGED FOR THE REGISTERED HOLDER TO EXECUTE A CONSENT AND DELIVER IT EITHER TO OUTLET ON SUCH BENEFICIAL OWNER'S BEHALF OR TO SUCH BENEFICIAL OWNER FOR FORWARDING TO OUTLET BY SUCH BENEFICIAL OWNER OR (III) A BENEFICIAL OWNER OF NOTES WHO HAS OBTAINED A DULY EXECUTED PROXY SUBSTANTIALLY IN THE FORM SET FORTH IN THIS CONSENT WHICH AUTHORIZES SUCH PERSON (OR ANY PERSON CLAIMING AUTHORITY BY OR THROUGH SUCH OTHER PERSON) TO EXECUTE AND DELIVER A CONSENT WITH RESPECT TO THE NOTES ON BEHALF OF SUCH REGISTERED HOLDER. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO THEM IN THE SOLICITATION STATEMENT. THE TERMS OF THE SOLICITATION SET FORTH IN THE SOLICITATION STATEMENT UNDER "THE SOLICITATION", AS WELL AS THE INSTRUCTIONS ON THE REVERSE OF THIS CONSENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND FORM PART OF THE TERMS AND CONDITIONS OF THIS CONSENT.

CONSENTS SHOULD NOT BE DELIVERED TO ANY PERSON OTHER THAN TO THE ABOVE NAMED PERSON. REGISTERED HOLDERS SHOULD NOT TENDER OR DELIVER NOTES AT THIS TIME.

            BENEFICIAL OWNERS OF NOTES WHO ARE NOT REGISTERED HOLDERS AND WHO WANT TO CONSENT TO THE AMENDMENT MUST:

(1) INSTRUCT THE REGISTERED HOLDER OF THEIR NOTES TO EXECUTE A CONSENT AND DELIVER THAT CONSENT TO OUTLET AS INDICATED, OR
(2) OBTAIN AN EXECUTED PROXY FROM THE REGISTERED HOLDER AND DELIVER THAT PROXY TOGETHER WITH THE EXECUTED CONSENT TO OUTLET.

            THE DEPOSITORY TRUST COMPANY ("DTC"), AS REGISTERED HOLDER, HAS GRANTED AUTHORITY TO DTC PARTICIPANTS HOLDING NOTES OF OUTLET TO EXECUTE
THE CONSENT AS IF THEY WERE A REGISTERED OWNER. SEE INSTRUCTION 3 ON THE REVERSE OF THIS CONSENT.
            By execution hereof, the undersigned acknowledges receipt of the Solicitation Statement and understands the transactions contemplated in the Solicitation Statement. The undersigned hereby takes the action with respect to the Proposed Amendment described below and in the Solicitation Statement. The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by Outlet to be necessary or desirable to perfect the undersigned's Consent or evidence such power and authority. The consummation of this Solicitation and the payment of the Consent Fee with respect to the Notes are conditioned on, among other things, there being received (and not revoked), prior to the Expiration Date for such series, requisite Consents with respect to the Notes.

            Unless the box marked "Against" is checked below, the undersigned hereby takes the action with respect to the Proposed Amendment described below and in the Solicitation Statement. The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by Outlet to be necessary or desirable to perfect the undersigned's Consent or evidence such power and authority.

            The undersigned agrees that it will not revoke any Consent it grants hereby after 5:00 p.m., New York time, on __________, 1996 and that until such time it will not revoke such Consent except in accordance with the procedures set forth in the Solicitation Statement.

            Please indicate by marking the appropriate box below whether you wish to vote FOR the Proposed Amendment or AGAINST the Proposed Amendment. If none of the boxes is marked, but this Consent is otherwise properly completed and signed, you will be deemed to have voted "FOR" the Proposed Amendment. Please sign your name and date below to evidence your vote on the Proposed Amendment. The undersigned acknowledges that it must comply with the other provisions of this Consent, and complete the other information required herein, to validly consent to the Proposed Amendment.

The Proposed Amendment would, as more fully described in the Solicitation
Statement:

(1)    delete Sections 1005, 1006, 1007, 1008, 1009, 1011, 1012, 1013 and
       1014,

(2) amend provisions contained in Sections 101, 105, 106, 110, 111, 112, 113, 309, 401, 404, 501, 502, 506, 509, 611, 702, 704, 801, 802, 803,
       901 and 1004, and

(3) add a new Article 13 under which General Electric Company would guarantee the principal of and interest on the Notes.
            FOR                     AGAINST
            / /                        / /

            The undersigned understands that Consents delivered pursuant to any of the procedures described under "Consent Procedures" in the Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and Outlet upon the terms and subject to the conditions of the Solicitation.

            All authority conferred or agreed to be conferred by this Consent shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Consent shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. By consenting to the Proposed Amendment, the Holder hereby waives any and all defaults now existing under the Indenture as well as any defaults or claims that may arise as a result of the Solicitation Statement and the Proposed Amendment.
            Unless otherwise specified in the table below, this Consent relates to the total principal amount of Notes held of record by the undersigned. The undersigned has listed on the table below the serial numbers and principal amount of Notes for which this Consent is given. If the space provided below is inadequate, list all such information on a separate signed schedule and affix the schedule to this Consent.

            PLEASE COMPLETE THE FOLLOWING TABLE
Name(s) and Address(es)                Serial      Aggregate    Principal
of Registered Holder(s), or Name and   Number(s)*  Principal    Amount With
DTC Participant                        (if held in Amount of    Respect to
Number (if party holds as DTC          certifi-    Note(s)**    Which
Participant)                           cated                    Consents
                                       form)                    Are Given
                                                                (complete
                                                                only if
                                                                Consents
                                                                Relate
                                                                to Less than
                                                                Entire
                                                                Aggregate
                                                                Principal
                                                                Amount)**
                                                   $            $




Total Principal Amount Consenting
                                                   $            $

 * Need not be completed by Holders
whose Notes are held of record by
depositories.
** Unless otherwise indicated in the
column labeled "Principal Amount With
Respect to Which Consents Are Given,"
the registered Holder will be deemed
to have consented in respect of the
entire aggregate principal amount
represented by the Notes indicated in
the column labeled "Aggregate
Principal Amount of Note(s)."

            THE UNDERSIGNED HEREBY DELIVERS THIS CONSENT AND ANY PROXY DELIVERED IN CONNECTION HEREWITH TO OUTLET AND THE TRUSTEE AS EVIDENCE OF THE UNDERSIGNED'S CONSENT TO THE PROPOSED AMENDMENT.

SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if the              To be completed ONLY if the
check for the Consent Payment is to      check for the Consent Payment is to
be issued in the name of someone         be sent to an address OTHER than
OTHER than the registered Holder(s)      the address of the registered
of the Notes.                            Holder or, if the box immediately
                                         to the left is filled in, OTHER
Issue Check to:                          than the address appearing therein.

Name: ___________________________        Deliver Check to:
            (Please Print)
                                         Name: ___________________________
Address: ________________________                    (Please Print)

_________________________________        Address: ________________________

_________________________________        _________________________________
       (Include Zip Code)
                                         _________________________________
_________________________________               (Include Zip Code)
(Tax Identification or Social
Security Number)



                          IMPORTANT - READ CAREFULLY

            Registered Holder(s) must execute this Consent exactly as their name(s) appear(s) on the Notes. Authorized DTC Participant(s) must execute this Consent exactly as their name(s) are registered with DTC. If Notes to which this Consent relates are held of record by two or more joint registered Holders, all such Holders must sign this Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Outlet of such person's authority so to act. If neither the "FOR" or "AGAINST" box is marked, but this Consent is otherwise properly completed and signed, you will be deemed to have voted "FOR" the Proposed Amendment.

 _____________________________________________________________________________
                                       _
                                   SIGN HERE


 _____________________________________________________________________________
                                      __

 _____________________________________________________________________________
                                      __
                           Signature(s) of Owner(s)


Dated:
_______________________________________________________________________


Name(s):
_____________________________________________________________________

 _____________________________________________________________________________
                                      __

                                 (Please Print)

Capacity:
___________________________________________________________________

Address:
____________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone No. (
)______________________________________________

Tax Identification or Social Security No.
_____________________________________


                           IMPORTANT TAX INFORMATION

            Under current Federal income tax law, a Holder who receives a Consent Payment from Outlet as consideration for such Holder's Accepted Consent (as defined below) may be required by law to provide Outlet with his or her correct taxpayer identification number (e.g., social security number or employer identification number) on Substitute Form W-9. If Outlet is not provided with the correct taxpayer identification number by such Holder, that Holder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, delivery to such Holder of the Consent Payment may be subject to backup withholding.

            Exempt Holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

            If backup withholding applies, Outlet is required to withhold 31 percent of any Consent Payment made to such Holder. Backup withholding is not additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

            To prevent backup withholding, the Holder should notify Outlet of his or her correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Holder is awaiting a taxpayer identification number) and that (1) the Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (2) the IRS has notified the Holder that he or she is no longer subject to backup withholding.

What Number to Report

            The Holder is required to give Outlet the social security number or employer identification number of the record owner of the Notes.
                   PAYER'S NAME:  Outlet Broadcasting, Inc.

SUBSTITUTEForm W-9   Part 1-Please provide your     Social Security NumberOR
                     TIN in the box at the right    Employer Identification
                     and certify by signing and     Number
                     dating below.
Department of the    Part 2-Please check the box    >  / /
TreasuryInternal     at the right if you
Revenue Service      haveapplied for, and are
                     awaiting receipt of, your
                     TIN.
Payer's Request      Certification - under
forTaxpayer          penalties of perjury, I
Identification No.   certify that:

                     (1)The number shown on this
                     form is my correct Taxpayer
                     Identification Number (or I
                     am waiting for a number to be
                     issued to me), and

                     (2)I am not subject to backup
                     withholding either because I
                     have not been notified by the
                     IRS that I am subject to
                     backup withholding as a
                     result of a failure to report
                     all interest or dividends, or
                     the IRS has notified me that
                     I am no longer subject to
                     backup withholding.

                     Certification instructions -
                     You must cross out item (2)
                     above if you have been
                     notified by the IRS that you
                     are subject to backup
                     withholding because of
                     underreporting interest or
                     dividends on your tax return.
                     However, if after being
                     notified by the IRS that you
                     were subject to backup
                     withholding you receive
                     another notification from the
                     IRS that you are no longer
                     subject to backup
                     withholding, do not cross out
                     item (2).

                     >
                     SIGNATURE____________________
                     ________DATE___________

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
BACKUPWITHHOLDING OF 31% OF ANY CONSENT PAYMENT MADE TO YOU.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKEDTHE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBERI certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

______________________________     ____________________________
Signature                          Date
                           INSTRUCTIONS FOR HOLDERS
           FORMING PART OF THE TERMS AND CONDITIONS OF THIS CONSENT

1. Delivery of this Consent. Subject to the terms and conditions of the Solicitation, a properly completed and duly executed copy of this Consent, a proxy (if applicable) substantially in the form set forth in this Consent and any other documents required by this Consent must be received by Outlet at its address or facsimile number (faxes should be confirmed by physical delivery) set forth on the face of this Consent prior to 5:00 P.M., New York time, on __________, 1996, unless extended (the "Expiration Date"). The method of delivery of this Consent and all other required documents to Outlet is at the election and risk of the Holder and, except as otherwise provided below, delivery will be deemed made only when actually received by Outlet. In all cases, sufficient time should be allowed to assure timely delivery. Beneficial owners whose Notes are registered in someone else's name (for example, in the name of The Depository Trust Company ("DTC") or the owner's stockbroker) should ensure that the Consent is forwarded to Outlet on a timely basis. NO CONSENT SHOULD BE SENT TO ANY PERSON OTHER THAN OUTLET.

2. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Consents and revocations of Consents with respect to the Notes will be resolved in the first instance by Outlet, whose determination will be conclusive and binding subject only to such final review as may be prescribed by the Trustee concerning proof of execution and ownership. Outlet reserves the absolute right to reject any and all Consents that are not in proper form or the acceptance of which could, in the opinion of Outlet or its counsel, be unlawful. Outlet also reserves the right, subject to such final review as the Trustee prescribes for proof of execution and ownership, to waive any defects or irregularities as to particular Consents. Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as Outlet determines. None of Outlet, any of its affiliates, the Trustee or any other person shall be under any duty to give any notification of such defects, irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of such Consents will not be deemed to be made until such irregularities or defects have been cured or waived. Outlet's interpretation of the terms and conditions of the Solicitation shall be conclusive and binding.

3. Holders Entitled to Consent. Only a registered Holder (or his or her representative or attorney-in-fact acting pursuant to a valid proxy) on the Record Date or a beneficial owner who has complied with the procedures set forth in the next sentence may deliver a Consent. A beneficial owner of a Note who is not the registered Holder of such Note (e.g., a beneficial owner whose Notes are registered in the name of a nominee such as a bank or a brokerage firm) must arrange for the registered Holder either (i) to execute a Consent and deliver it either to Outlet on such beneficial owner's behalf or to such beneficial owner for forwarding to Outlet by such beneficial owner or (ii) to forward a proxy from the registered Holder authorizing the beneficial owner to execute and deliver a Consent with respect to the Notes on behalf of such registered Holder. A Consent by a registered Holder is a continuing consent notwithstanding that registered ownership of a Note is transferred after the date of this Consent unless the registered Holder on the Record Date revokes such Consent prior to execution of the Supplemental Indenture (the "Effective Time"). For purposes of this Consent Solicitation Statement/Prospectus, the term "record holder" or "registered holder" shall be deemed to include the participants (the "DTC Participants") through which a beneficial owner's Notes are held in the Depository Trust Company ("DTC").

4. Signatures on this Consent; Proxies. If this Consent is signed by the registered Holder(s) of the Notes with respect to which this Consent is given, the signature(s) must correspond with the name(s) as contained on the books of the note register maintained by the Trustee, without any alteration or change whatsoever.

      If any of the Notes with respect to which this Consent is given hereby are owned of record by two or more joint owners, all such owners must sign this Consent. If any Notes with respect to which this Consent is given are held in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and any necessary accompanying documents as there are names in which Notes are held.

      If this Consent is signed by a person other than the registered Holder, this Consent must be accompanied by a duly executed proxy substantially in the form set forth in this Consent from the registered Holder.

      If this Consent or any proxies are signed by trustees, partners, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to Outlet of their authority so to act must be submitted with this Consent.

5. Consent Payment Instructions. Upon the terms and subject to the conditions set forth in this Consent and in the Solicitation Statement, Outlet agrees to make a Consent Payment to each registered Holder as of the Record Date who delivers to Outlet an Accepted Consent (as defined below) to the adoption of the Proposed Amendment. The Consent Payment will be made at the rate of $1.00 for each $1,000 principal amount of Notes as to which an Accepted Consent is delivered. The Solicitation will end on the Expiration Date. The Consent Payment will be made only (a) to registered Holders as of the Record Date whose Consents are received prior to the Expiration Date and not revoked prior to the Effective Time, (b) in the event that the registered Holders of at least a majority in aggregate principal amount of the Notes outstanding and not owned by Outlet or any of its Affiliates deliver Accepted Consents, and (c) in the event that the Second Supplemental Indenture is executed thereby effecting the Proposed Amendment. Outlet reserves the right, in its sole discretion, to extend the Expiration Date and to terminate the Solicitation. Registered Holders whose Consents are not received prior to the Expiration Date WILL NOT be entitled to a Consent Payment. NOTWITHSTANDING ANY SUBSEQUENT TRANSFER OF NOTES, ONLY PERSONS WHO ARE HOLDERS OF RECORD OF NOTES AS OF THE RECORD DATE AND WHO DELIVER AN ACCEPTED CONSENT BY THE EXPIRATION DATE WILL RECEIVE A CONSENT PAYMENT. The method of delivery of all documents, including fully executed Consent forms, is at the election and risk of the Holder. An "Accepted Consent" is a properly completed and executed Consent that is (a) timely received by Outlet and not thereafter revoked as provided below and in the Solicitation Statement and (b) accepted by Outlet in accordance with the terms and subject to the conditions set forth in this Consent and in the Solicitation Statement. Consent Payments will be made as soon as possible after the satisfaction of all conditions thereto. Please indicate on the face of this Consent to whom such payment should be made.

6. Revocation of Consent. Notwithstanding a subsequent transfer of Notes, Consents may be revoked prior to the Effective Time only by the Holder who submits a Consent. Any such person my revoke such Consent by delivering written notice of such revocation to Outlet at any time prior to the Effective Time. Thereafter, Consents will no longer be revocable. To be valid, any such notice of revocation must indicate the serial number or numbers of the Notes to which it relates and the aggregate principal amount represented by such Notes and must be signed by the registered Holder(s) in the same manner as the original Consent.

7. Waiver of Conditions. Outlet reserves the absolute right to amend, waive or modify the terms of the Solicitation and the Proposed Amendment, as more fully described in the Solicitation Statement.

8. Requests for Assistance or Additional Copies. Questions relating to this Consent or the terms and conditions of the Solicitation may be directed to Outlet, whose address and telephone number are set forth on the back page of the Solicitation Statement, or to your broker, dealer, commercial bank or trust company. Questions regarding the instructions for completion of the Consent and for additional copies of the Solicitation Statement and this form of Consent may be directed to Outlet, whose address and telephone number are set forth on the face of this Consent.
FORM OF PROXY WITH RESPECT TO THE SOLICITATION

      The undersigned hereby irrevocably appoints ______________________ <F1> as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Consent on which this form of proxy is set forth with respect to the 10-7/8% Senior Notes, due 2003 (the "Notes") of Outlet Broadcasting, Inc. in accordance with the terms of the Solicitation described in the Consent Solicitation Statement/Prospectus dated ________, 1996, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON ___________ __, 1996. The aggregate principal amount of (and other information regarding) Notes as to which this Proxy is given is set forth below.

Aggregate Principal Amount of Note(s)  Serial Number(s)(if held in certificate form)




If the Notes are owned by two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If a signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a signer is a partnership, please sign in partnership name by a duly authorized person.

                                    Signature:_____________________________
                                    Name:__________________________________
                                    Title:_________________________________
                                    Dated:_________________________________

                                    Signature______________________________
                                    Name:__________________________________
                                    Title:_________________________________
                                    Dated:

<F1> [Insert name of beneficial owner]

_______________, 1996

To Our Clients:

Enclosed for your consideration are the Consent Solicitation Statement/Prospectus dated ____________, 1996 (the "Solicitation Statement"), the Letter of Instructions and the Consent form relating to the solicitation (the "Solicitation") by Outlet Broadcasting, Inc. ("Outlet") of consents (the "Consents") from the registered holders of Outlet's 10-7/8% Senior Notes, due 2003 (the "Notes") as of _____________, 1996 (the "Record Date"), to the
adoption of the Proposed Amendment (as defined in the Solicitation Statement) to the indenture pursuant to which the Notes have been issued.

As part of the consideration for the delivery of Consents (in addition to the guarantee of the Notes to be made by General Electric Company upon the effectiveness of the second supplemental indenture), a payment (the "CONSENT PAYMENT") will be made to each registered holder as of the Record Date whose duly executed Consent is received in accordance with the terms and conditions of the Solicitation Statement and not revoked prior to the Effective Time at a rate of $1.00 for each $1,000 principal amount of Notes with respect to which such Consent is delivered.

We are the registered holder of Notes for your account and a Consent to the Proposed Amendment can only be given by us as the registered holder and only if you so instruct us. The Consent form is furnished to you for your information only and cannot be used by you to consent to the Proposed Amendment with respect to your Notes unless we execute a proxy which authorizes you to consent. We request that you execute and deliver to us the Letter of Instructions [(the Gray Form)], indicating whether you wish us to execute and deliver a Consent to the Proposed Amendment with respect to your Notes or execute and deliver to you a proxy substantially in the form set forth on the Consent form so that you can deliver a Consent yourself to the Proposed Amendment.

If you wish to have us (i) deliver a Consent to the Proposed Amendment with respect to your Notes or (ii) execute and deliver to you a proxy substantially in the form set forth on the Consent form so that you may deliver a Consent yourself, please so instruct us by completing, executing, detaching and returning to us the Letter of Instructions attached hereto. If you authorize us to consent to the Proposed Amendment, we will consent with respect to ALL your Notes FOR the Proposed Amendment.

The enclosed Solicitation Statement does not constitute a solicitation of a Consent in any jurisdiction in which, or from any person from whom, it is unlawful to make such a solicitation.THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK TIMEON __________, 1996, UNLESS EXTENDED.